EX-10.113

                               SURRENDER AGREEMENT


              AGREEMENT made as of the 14th day of December, 2001, between SPACELY LLC, a Delaware limited liability company having its principal office at 345 Park Avenue, New York, New York 10154, as landlord (referred to herein as "Owner") and PWR SYSTEMS, INC., a New York corporation having their offices 3500 Sunrise Highway, Great River, NY, as tenant (referred to herein as "Tenant").

                              W I T N E S S E T H :


              WHEREAS:

         1. Under date of June 1, 2000, Owner, as landlord, and Tenant, as tenant, entered into a lease affecting a portion of the building known as Suite T-102 in the "Tech" Building at the Long Island Technology Center, 3500 Sunrise Highway, in the Town of Islip, County of Suffolk, State of New York, for a term to end on August 31, 2005, unless sooner terminated pursuant to any of the terms, covenants and conditions of said lease or pursuant to law (said lease, as modified by various written agreements, if any, is referred to as the "Lease" and the premises demised therein, together with all appurtenances, fixtures, improvements, additions and other property attached thereto or installed therein, other than Tenant's personal property are referred to herein, collectively, as the "Demised Premises"); and

         2. Tenant now desires to terminate the Lease and to vacate and surrender to Owner the Demised Premises as of December 14, 2001 and Owner is willing to accept such surrender, subject to the provisions of this Agreement; and

         3. The parties desire to record herein their understandings with respect to the foregoing:


              NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties agree as follows:

                    A. 1. (a) The Lease and the term demised therein shall terminate and come to an end on December 14, 2001 (referred to herein as the "Surrender Date"), unless sooner terminated pursuant to any of the terms, covenants or conditions of the Lease or pursuant to law. Tenant agrees to vacate and surrender to Owner, free of all tenancies and occupancies, the entire Demised Premises, on or prior to the Surrender Date, as if the Surrender Date was the date originally fixed for the expiration of the term demised in the Lease and Tenant shall fully comply with the provisions of Article EIGHTH of the Lease (entitled "End of Demised Term") on or prior to the

Surrender Date. If requested by Owner, Tenant agrees to execute and deliver to Owner, after the Surrender Date, a further Agreement, in form reasonably satisfactory to Owner, evidencing the surrender of the Demised Premises to Owner; however, neither Owner's failure to request such execution of such instrument nor Tenant's failure to execute and deliver such instrument shall vitiate the provisions of this Paragraph A.1.

                    Notwithstanding the termination of the Lease and the surrender by Tenant to Owner of the Demised Premises as of the Surrender Date, and in consideration of Owner's acceptance of the surrender of the Lease and Demised Premises by Tenant to Owner, Tenant shall pay to Owner any charges due under the Lease through the Surrender Date, including, but not limited to, Tenant's obligation to pay Fixed Rent, any increases therein, additional rent and any other sums due under the lease including, but not limited to, sub-metered electric charges when same are billed to Tenant.

                         2. Provided  Tenant is not then in default under any of
its obligations under the Lease or this Agreement after any applicable periods of grace and cure, and provided that this Agreement has been unconditionally executed and delivered by Owner and Tenant is not in default in the payment of any sums due under the Lease, Tenant shall be released from its obligations under the Lease accruing after the Surrender Date, including, but not limited to, those obligations set forth in Article EIGHTH of the Lease, except as otherwise provided in this Agreement. Nothing contained in this Agreement shall be deemed to affect, modify or limit Tenant's obligation to pay the annual rental rate reserved in the Lease, and any increases therein, and any additional rent or charges accruing with respect to all periods prior to and including the Surrender Date. The provisions of Article TWENTY-FIRST of the Lease (entitled "Tax Escalation") shall remain in full force and effect with respect to all periods prior to and including the Surrender Date. Owner shall deliver to Tenant, in accordance with the provisions of Section B.2. of this Agreement and prepared in accordance with the terms of the Lease, a bill with respect to all periods to and including the Surrender Date for which periods Owner has not already submitted to Tenant a bill. All unpaid increases in the annual rental rate reserved in the Lease pursuant to the provisions of said Article TWENTY-FIRST and shown on such bill submitted to Tenant shall be payable by Tenant within thirty (30) days after demand therefor.

                         3. Tenant  represents and warrants to Owner that Tenant
is not in default under any of the terms, covenants or conditions of the Lease, and that Tenant has not at any time heretofore committed or suffered, and will not at any time hereafter commit or suffer, any act, deed, matter or thing whatsoever whereby the Demised Premises or any part thereof are or shall be at any time hereafter in any way impeached, charged, affected, or encumbered. Tenant represents and warrants to Owner that Tenant did not deal with any broker in connection with this


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

transaction. Tenant's obligations under the provisions of Article EIGHTH, THIRTEENTH and TWENTY-FIRST of the Lease and of this Agreement shall survive the expiration of the term of the Lease.

                         4.  (A)  Tenant  acknowledges  that  the  Security  (as
described in Article TWENTIETH of the Lease) held by Owner for the performance of Tenant's obligations under this Lease as security shall be transferred by Owner for the account of Tenant with respect to its new lease affecting Suite T-115 as of the Surrender Date.

                              (B) Tenant shall upon  demand,  pay all of Owner's
reasonable counsel fees for the preparation of this Agreement and the lease affecting Suite T-115 and all related collateral documents. Such fees shall be deemed to be additional rent under such new lease and shall be collectible as same thereunder.

                    B. 1. Tenant shall indemnify and hold Owner harmless from any attorneys' fees or costs incurred by Owner in connection with or arising from any default by Tenant in the performance or observance of its obligations under this Agreement.

                       2. All notices, demands, requests or other communications given or required to be given under this Agreement after the Surrender Date shall be effective only if rendered or given in writing, sent by registered or certified mail (return receipt requested optional) addressed as follows: (a) to Owner, at Owner's address set forth above, with a copy to Goldfarb & Fleece, Esqs., 345 Park Avenue, New York, New York 10154, Attention: Philip A. Glantz, Esq., or (b) to Tenant, at Tenant's address set forth above. Any such notice, demand, request or communication shall be deemed rendered or given on the date it shall have been mailed as provided in this Paragraph B.2. Any such notice, demand, statement, request or other communication to be given or rendered under this Agreement prior to the Surrender Date shall be rendered or given as provided in the provisions of Article EIGHTEENTH of the Lease.

                    C. This Agreement embodies and constitutes the entire understanding between the parties with respect to the transaction contemplated herein. This Agreement may not be modified, amended or terminated, except by written instrument executed by the parties hereto. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall not be binding or effective until this Agreement is executed and delivered by Owner and Tenant. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

                    D. Except to the extent expressly modified by the foregoing provisions of this Agreement, the Lease is hereby ratified and confirmed in all respects.



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

              IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

                                      SPACELY LLC

                                      By: Rudin LITC Associates, Managing Member


                                      By /s/ William Rudin
                                        -----------------------------------
                                        Name: William Rudin, Owner
                                        Title: Managing Member



                                      PWR SYSTEMS, INC.,

                                      By /s/ Vincent Dispigno
                                        -----------------------------------
                                        Name: Vincent Dispigno, Tenant
                                        Title: President




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


                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                             (Within New York State)

State of New York   )
                    :ss.:
County of Suffolk   )


                  On the Jan day of 30th, in the year 2002, before me, the undersigned, personally appeared Vincent Dispigno, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                            /s/ Patrick J. Caffery
                                            ------------------------------------
                                            (Signature and Office of individual
                                             taking acknowledgment)

                                                  Patrick J. Caffery
                                         Notary Public in the State of New York
                                          [ILLEGIBLE] Suffolk [ILLEGIBLE]
                                               [ILLEGIBLE] 04/12/2003

                   UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                           (Outside of New York State)

State, District of Columbia, Territory,
Possession or Foreign Country
                                      ):ss.:
--------------------------------------

                  On the  day  of in the  year ,  before  me,  the  undersigned, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in the . (Insert the city or other political subdivision and the state or country or other place the acknowledgment was taken.)

                                            ------------------------------------
                                            (Signature and Office of individual
                                             taking acknowledgment)




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